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                              Amendment and Waiver


Systems & Computer Technology Corporation
SCT Software & Resource Management Corporation
Great Valley Corporate Center
4 Country View Road
Malvern, PA  19355
Attention: Eric Haskell, Senior Vice President and Chief Financial Officer

         Re:  Credit Agreement dated June 20, 1994 by and among
              Mellon Bank, N.A. ("Bank"), Systems & Computer Technology Corporation (the "Company") and SCT Software & Resource Management Corporation ("Borrowing Subsidiary") (as amended, the "Credit Agreement")
              ----------------------------------------------------------------

Dear Eric:

         Upon acceptance of this letter agreement by the Company, the Borrowing Subsidiary and the Guarantors (as defined in the Credit Agreement), this letter agreement shall constitute the agreement among such parties and the Bank as to the matters contained herein and, to the extent expressly provided herein, an amendment to the Credit Agreement. All capitalized terms appearing herein which are not defined herein shall have such meaning as provided in the Credit Agreement.

         1. Amendment to Credit Agreement. In order to provide for payment of interest accruing at the As-Offered Rate monthly on the first day of each calendar month, last sentence of the definition of "Interest Payment Date" contained in Section 1.01 of the Credit Agreement is hereby amended to be as follows: "As to any As-Offered Rate Loan, the first day of each calendar month during the term thereof."

         2. Waiver. Bank hereby waives any event of default that may exist under Section 6.02(i) of the Credit Agreement based on or arising out of loans and advances in the aggregate principal amount of up to Two Million Five Hundred Thousand Dollars ($2,500,000.00) extended by the Company to Campus Pipeline, Inc. during June, 1999. Borrowers hereby represent, warrant and confirm to Bank that, as of the date hereof, such loans and advances to Campus Pipeline, Inc., and all other loans and advances by Borrowers, or either of them, to Campus Pipeline, Inc., have converted to equity interests in Campus Pipeline, Inc. and that the Company owns not less than 60% of the total outstanding equity interests in Campus Pipeline, Inc.

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         3.   Confirmation. Each Borrower does hereby ratify, confirm and acknowledge that the Credit Agreement, as amended, and the other Loan Documents continue to be and are valid, binding and in full force and effect.

         4. Inconsistencies. To the extent of any inconsistency between the terms, conditions and provision of this letter agreement and the terms, conditions and provisions of the Credit Agreement or the other Loan Documents, the terms, conditions and provisions of this letter agreement shall prevail. All terms, conditions and provisions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

         IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have executed this letter agreement as of the 30th day of August, 1999.

                             MELLON BANK, N.A.


                             By:      ____________________________________
                                      Frank P. Mohapp, Vice President


                             SYSTEMS & COMPUTER TECHNOLOGY
                             CORPORATION

[CORPORATE SEAL]
                             By:      ___________________________________
                                      Eric Haskell, Senior Vice President


                             SCT SOFTWARE & RESOURCE MANAGEMENT
                             CORPORATION

[CORPORATE SEAL]
                             By:      ___________________________________
                                      Eric Haskell, Senior Vice President



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                           ACKNOWLEDGMENT AND CONSENT
                           --------------------------

         The undersigned Guarantors hereby acknowledge and consent to the foregoing Amendment and agree that the foregoing Amendment and Waiver shall not constitute a release or waiver of any of the obligations of the undersigned to the Bank under the terms of their respective Subsidiary Guaranty Agreements dated June 20, 1994, all of which are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent, effective as of the date of the foregoing Amendment and Waiver.

                              SCT UTILITY SYSTEMS, INC.


                              By:      ________________________________________
                              Name/Title:    __________________________________


                              SCT GOVERNMENT SYSTEMS, INC.
                              (formerly known as "SCT Public Sector, Inc.")


                              By:      ________________________________________
                              Name/Title:    __________________________________


                              SCT FINANCIAL CORPORATION


                              By:      ________________________________________
                              Name/Title:    __________________________________


                              SCT INTERNATIONAL LIMITED


                              By:      ________________________________________
                              Name/Title:    __________________________________


                              SCT PROPERTY, INC.


                              By:      ________________________________________
                              Name/Title:    __________________________________